SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

April 27, 2004

MedImmune, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19131	52-1555759
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

One MedImmune Way, Gaithersburg, MD 20878
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code (301) 398-0000

Item 9. Regulation FD Disclosure.

On April 27, 2004, MedImmune, Inc. (the “Company”) issued a press release updating its previously stated financial guidance for the year ended December 31, 2004 and the quarter ended June 30, 2004 and will conduct a previously announced publicly available conference call to discuss the updated guidance. A copy of the Company’s press release describing this event is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This press release is hereby furnished in its entirety pursuant to Item 9. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements filed under the Securities Act of 1933 or any report filed under the Securities Exchange Act of 1934.

This press release is hereby furnished in its entirety pursuant to Item 12. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements filed under the Securities Act of 1933 or any report filed under the Securities Exchange Act of 1934.

Item 7. Financial Statements and Exhibits.

       Exhibit No.       Description

         99.1                 Press Release, dated April 27, 2004, “MedImmune Incorporates Reacquisition of FluMist™ Franchise From Wyeth into Financial Guidance"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIMMUNE, INC.

BY: /s/ Lota S. Zoth —————————————— Lota S. Zoth Senior Vice President and Chief Financial Officer

Dated: April 27, 2004